Exhibit 99.1

PRESS RELEASE

Contact:

Kevin S. Bauer Sr. Vice President and CFO 510-668-7119	For Release February 1, 2012

Exar Corporation Reports Fiscal 2012 Third Quarter Results

Fremont, California, February 1, 2012 – Exar Corporation (Nasdaq: EXAR) today reported financial results for the third quarter of fiscal 2012 ending January 1, 2012.

Net sales for the third quarter of fiscal 2012 were $29.7 million compared to net sales of $36.1 million for the prior quarter and $35.4 million in the third quarter of fiscal 2011.

The GAAP gross margin for the third quarter of fiscal 2012 was 45.0% compared to 46.3% for the prior quarter and 45.5% in the third quarter of fiscal 2011.

On a non-GAAP basis, the gross margin for the third quarter of fiscal 2012 was 48.4% compared to 49.0% for the prior quarter and 50.0% in the third quarter of fiscal 2011.

The GAAP net loss for the third quarter of fiscal 2012 was $4.7 million, or $0.11 net loss per share, compared to a net loss of $1.1 million, or $0.02 net loss per share in the prior quarter, and a net loss of $5.0 million, or $0.11 net loss per share in the third quarter of fiscal 2011.

On a non-GAAP basis, net loss was $1.9 million for the third quarter of fiscal 2012 or $0.04 net loss per share, compared to net income of $1.4 million in the prior quarter, or $0.03 diluted earnings per share, and a net loss of $1.9 million, or $0.04 net loss per share in the third quarter of fiscal 2011.

The Company ended the third quarter of fiscal 2012 with cash, cash equivalents and short-term marketable securities of $198.5 million.

“We expect 2012 will be a year of focus on revenue growth and profitability,” said Louis DiNardo, the Company’s president and chief executive officer. “Our data and storage products serve a vibrant market in cloud computing, storage and big data and our component products support a diverse set of customer requirements in the industrial, computing and communications markets. As we rationalize and prioritize our investment in new product development, we will align our workforce and contain spending. This quarter marks the start of a process to demonstrate clear progress in refining our markets, developing feature rich products and leveraging our customer and channel partner relationships.”

For the fourth quarter of fiscal 2012 ending April 1, 2012, the Company projects that net sales will be between $26 million and $28 million. The non-GAAP gross margin is currently expected to be between 44% and 46%. Operating expenses are currently expected to be between $16.5 million and $17.5 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the third quarter of fiscal 2012, today, Wednesday, February 1 at 1:30 p.m. PST. To access the conference call, please dial (800) 230-1096 by 1:20 p.m. PST and use conference ID number 232627. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investors’ Relations Homepage at: http://www.exar.com/news/investornews.aspx. A replay of the call will be available starting at 3:00 p.m. PST on February 1, 2012 until 11:59 p.m. PST on February 8, 2012. To access the replay, please dial (800) 475-6701 and use conference ID number 232627.

Product Line Highlights:

Interface

http://www.exar.com/Common/Content/News.aspx?id=9632

Power Management

http://www.exar.com/Common/Content/News.aspx?id=9806

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, net sales and operating expenses, resource allocation and its impact on future performance and product development initiatives, design win conversion, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; cash balances; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 27, 2011 and the Quarterly Reports on Form 10-Q for the periods ended July 3, 2011 and October 2, 2011.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, exit costs, separation costs of executive officers, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for data communication, storage, consumer and industrial applications. For over 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog, mixed signal and digital technology has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s product portfolio includes power management and interface components, communications products, storage optimization solutions, network security and applied service processors. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit http://www.exar.com.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	JANUARY 1, 2012	MARCH 27, 2011

ASSETS
Current assets:
Cash and cash equivalents	$9,745	$15,039
Short-term marketable securities	188,724	185,960
Accounts receivable (net of allowances of $635 and $1,165)	9,493	9,776
Accounts receivable, related party (net of allowances of $315 and $358)	2,268	3,194
Inventories	21,948	21,962
Other current assets	5,900	3,562

Total current assets	238,078	239,493
Property, plant and equipment, net	29,970	38,009
Goodwill	3,184	3,184
Intangible assets, net	12,541	15,390
Other non-current assets	2,519	2,139

Total assets	$286,292	$298,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,986	$8,794
Accrued compensation and related benefits	5,135	6,069
Deferred income and allowances on sales to distributors	3,443	4,632
Deferred income and allowances on sales to distributors, related party	11,087	10,680
Other accrued expenses	8,109	7,062

Total current liabilities	37,760	37,237
Long-term lease financing obligations	4,086	12,558
Other non-current obligations	3,767	3,841

Total liabilities	45,613	53,636

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 44,888,248 and 44,519,663 shares issued and outstanding at January 1, 2012 and March 27, 2011, respectively (net of treasury shares)	4	4
Additional paid-in capital	732,112	728,139
Accumulated other comprehensive loss	(924)	(287)
Treasury stock at cost, 19,924,369 shares at January 1, 2012 and March 27, 2011	(248,983)	(248,983)
Accumulated deficit	(241,530)	(234,294)

Total stockholders’ equity	240,679	244,579

Total liabilities and stockholders’ equity	$286,292	$298,215

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	JANUARY 1, 2012	OCTOBER 2, 2011	DECEMBER 26, 2010	JANUARY 1, 2012	DECEMBER 26, 2010

Net sales	$20,749	$25,910	$24,892	$71,732	$79,142
Net sales, related party	8,930	10,210	10,473	31,045	33,092

Total net sales	29,679	36,120	35,365	102,777	112,234

Cost of sales:
Cost of sales	11,130	13,661	12,742	38,280	40,026
Cost of sales, related party	4,299	4,825	5,007	14,867	15,417
Amortization of purchased intangible assets	905	905	1,533	2,715	4,601

Total cost of sales	16,334	19,391	19,282	55,862	60,044

Gross profit	13,345	16,729	16,083	46,915	52,190

Operating expenses:
Research and development	8,871	8,838	12,071	27,104	38,354
Selling, general and administrative	9,909	9,373	10,298	28,882	34,338

Total operating expenses	18,780	18,211	22,369	55,986	72,692
Loss from operations	(5,435)	(1,482)	(6,286)	(9,071)	(20,502)
Other income and expense, net:
Interest income and other, net	593	715	1,577	2,019	4,768
Interest expense	(60)	(61)	(313)	(181)	(947)
Impairment charges on investments	—	—	—	—	(62)

Total other income and expense, net	533	654	1,264	1,838	3,759
Loss before income taxes	(4,902)	(828)	(5,022)	(7,233)	(16,743)
Provision for (benefit from) income taxes	(169)	249	(63)	3	89

Net loss	$(4,733)	$(1,077)	$(4,959)	$(7,236)	$(16,832)

Loss per share:
Basic loss per share	$(0.11)	$(0.02)	$(0.11)	$(0.16)	$(0.38)

Diluted loss per share	$(0.11)	$(0.02)	$(0.11)	$(0.16)	$(0.38)

Shares used in the computation of loss per share:
Basic	44,830	44,759	44,300	44,726	44,123

Diluted	44,830	44,759	44,300	44,726	44,123

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	JANUARY 1, 2012	OCTOBER 2, 2011	DECEMBER 26, 2010	JANUARY 1, 2012	DECEMBER 26, 2010

Net Sales	$29,679	$36,120	$35,365	$102,777	$112,234

GAAP gross profit	$13,345	$16,729	$16,083	$46,915	$52,190
GAAP gross margin	45.0%	46.3%	45.5%	45.6%	46.5%
Stock-based compensation	104	69	78	232	396
Amortization of acquired intangible assets	905	905	1,533	2,715	4,601
Fair value adjustment of acquired inventories	—	—	—	—	42
Exit costs	—	—	—	152	—

Non-GAAP gross profit	$14,354	$17,703	$17,694	$50,014	$57,229

Non-GAAP gross margin	48.4%	49.0%	50.0%	48.7%	51.0%

GAAP research and development expenses	$8,871	$8,838	$12,071	$27,104	$38,354
Stock-based compensation	576	488	645	1,366	2,866
Amortization of acquired intangible assets	—	—	72	—	2,220
Exit costs	—	—	—	115	—

Non-GAAP research and development expenses	$8,295	$8,350	$11,354	$25,623	$33,268

GAAP selling, general and administrative expenses	$9,909	$9,373	$10,298	$28,882	$34,338
Stock-based compensation	653	620	585	1,796	2,882
Amortization of acquired intangible assets	174	174	294	522	889
Acquisition-related costs	—	—	—	—	328
Exit costs	—	—	—	58	—
Separation costs of executive officers	575	—	—	575	—

Non-GAAP selling, general and administrative expenses	$8,507	$8,579	$9,419	$25,931	$30,239

GAAP operating expenses	$18,780	$18,211	$22,369	$55,986	$72,692
Stock-based compensation	1,229	1,108	1,230	3,162	5,748
Amortization of acquired intangible assets	174	174	366	522	3,109
Acquisition-related costs	—	—	—	—	328
Exit costs	—	—	—	173	—
Separation costs of executive officers	575	—	—	575	—

Non-GAAP operating expenses	$16,802	$16,929	$20,773	$51,554	$63,507

GAAP operating loss	$(5,435)	$(1,482)	$(6,286)	$(9,071)	$(20,502)
Stock-based compensation	1,333	1,177	1,308	3,394	6,144
Amortization of acquired intangible assets	1,079	1,079	1,899	3,237	7,710
Fair value adjustment of acquired inventories	—	—	—	—	42
Acquisition-related costs	—	—	—	—	328
Exit costs	—	—	—	325	—
Separation costs of executive officers	575	—	—	575	—

Non-GAAP operating income (loss)	$(2,448)	$774	$(3,079)	$(1,540)	$(6,278)

GAAP net loss	$(4,733)	$(1,077)	$(4,959)	$(7,236)	$(16,832)
Stock-based compensation	1,333	1,177	1,308	3,394	6,144
Amortization of acquired intangible assets	1,079	1,079	1,899	3,237	7,710
Fair value adjustment of acquired inventories	—	—	—	—	42
Acquisition-related costs	—	—	—	—	328
Exit costs	—	—	—	325	—
Separation costs of executive officers	575	—	—	575	—
Impairment charges on investments	—	—	—	—	62
Income tax effects	(194)	221	(118)	(115)	(53)

Non-GAAP net income (loss)	$(1,940)	$1,400	$(1,870)	$180	$(2,599)

GAAP loss per share	$(0.11)	$(0.02)	$(0.11)	$(0.16)	$(0.38)
Stock-based compensation	0.03	0.03	0.03	0.08	0.14
Amortization of acquired intangible assets	0.02	0.02	0.04	0.07	0.17
Fair value adjustment of acquired inventories	—	—	—	—	0.00
Acquisition-related costs	—	—	—	—	0.01
Exit costs	—	—	—	0.01	—
Separation costs of executive officers	0.01	—	—	0.01	—
Impairment charges on investments	—	—	—	—	0.00
Income tax effects	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Non-GAAP diluted earnings (loss) per share	$(0.04)	$0.03	$(0.04)	$0.00	$(0.06)

Shares used in earnings (loss) per share — GAAP	44,830	44,759	44,300	44,726	44,123
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	99	—	210	—
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	—	(15)	—	(131)	—

Shares used in diluted earnings per share — Non-GAAP	44,830	44,843	44,300	44,805	44,123

Note: Certain amounts may not total due to rounding.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP GUIDANCE

(In millions)

GUIDANCE FOR THE QUARTER ENDING APRIL 1, 2012
ADJUSTMENTS
	NON-GAAP	STOCK-BASED COMPENSATION	AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS	ESTIMATED CASH AND NON-CASH COSTS OF ALIGNMENT ACTIONS*	GAAP
Net Sales	$26.0 - $28.0				$26.0 - $28.0
Gross Margin	44.0% - 46.0%	<0.4%	3.2% - 3.5%	5.4% - 5.8%	34.5% - 37.0%
Operating expenses	$16.5 - $17.5	$1.3	$0.2	$5.5	$23.5 - $24.5

*	Estimate of $3.5M cash costs and $3.5M non-cash charges